Exhibit 10.1

CERTIFICATE OF MERGER
OF
PWP ADCO PROFESSIONALS LP
INTO
PWP HOLDINGS LP

Pursuant to Section 17-211 of the Delaware
Revised Uniform Limited Partnership Act

April 1, 2024
PWP Holdings LP, a Delaware limited partnership, does hereby certify:
FIRST: The names and states of formation of the constituent limited partnerships to this merger are as follows:
PWP AdCo Professionals LP, a Delaware limited partnership; and
PWP Holdings LP, a Delaware limited partnership.
SECOND: An Agreement and Plan of Merger (the “Merger Agreement”) has been approved and executed by each of the constituent limited partnerships.
THIRD: The name of the limited partnership surviving the merger is PWP Holdings LP (the “Surviving LP”).
FOURTH: The Certificate of Limited Partnership of PWP Holdings LP shall be the Certificate of Limited Partnership of the Surviving LP.
FIFTH: The executed Merger Agreement is on file at an office of the Surviving LP, 767 Fifth Avenue, New York, NY 10153. A copy will be provided, upon request and without cost, to any partner of either constituent limited partnership.
[signature page follows]

IN WITNESS WHEREOF, the Surviving LP has caused this Certificate of Merger to be executed in its name on the date first written above.

PWP HOLDINGS LP

By:	PWP GP LLC, its General Partner

	By:	/s/ Alexandra Gottschalk
Name: Alexandra Gottschalk
Title: Chief Financial Officer

[Signature Page to Certificate of Merger]